Rule 497(c)
                                                        File No. 333-00227
                                                        June 30, 1998



                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California  94945


                       STATEMENT OF ADDITIONAL INFORMATION

                                     FOR THE

                         HENNESSY LEVERAGED DOGS FUND


           This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Hennessy Leveraged Dogs Fund dated June 30, 1998. Requests for copies of the Prospectus for the Fund should be made by writing to The Hennessy Funds, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary, or by calling 1-800-966-4354.

                            The Hennessy Funds, Inc.
                          Hennessy Leveraged Dogs Fund



                                TABLE OF CONTENTS

                                                                     Page No.

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .  3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . . .  4

   OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS  . . . . . . . . . .  6

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
   TRANSFER AGENT AND ACCOUNTING SERVICES AGENT  . . . . . . . . . . . . .  6

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  8

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . .  8

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . . .  9

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . . 10

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 11

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 13

   INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . 13


                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated June 30, 1998 of the Hennessy Leveraged Dogs Fund (the "Fund") under the caption "INVESTMENT STRATEGY", the investment objective of the Fund is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average ("DJIA"). Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

             2.   The Fund will not sell securities short.

             3.   The Fund will not purchase securities on margin
        (except for such short term credits as are necessary for the clearance of transactions) or write put or call options.

             4. The Fund may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940.

             5. The Fund will not pledge or hypothecate its assets, except to secure permitted borrowings.

             6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             7. The Fund will not make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

             8. The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

             9. The Fund will not make investments for the purpose of exercising control or management of any company.

             10. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             11. The Fund will not purchase or sell commodities or commodity contracts.

             12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Board of Directors of The Hennessy Funds, Inc. (the "Corporation") without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund's investment adviser.

             2. The Fund will not invest in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3.   The Fund will not purchase illiquid securities.

             4. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; or (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities. No purchases described in (b) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and
        (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   The Dow Jones Industrial Average

          The DJIA currently consists of the following 30 common stocks:

    AlliedSignal Inc.               Hewlett-Packard Co.

    Aluminum Co. of America         International Business Machines
    (ALCOA)                         Corp. (IBM)

    American Express Co.            International Paper Co.

    AT&T Corp.                      Johnson & Johnson

    The Boeing Co.                  McDonald's Corp.

    Caterpillar Inc.                Merck & Co., Inc.

    Chevron Corp.                   Minnesota Mining & Manufacturing Co.(3M)

    The Coca-Cola Company           J.P. Morgan & Co., Inc.

    The Walt Disney Company         Philip Morris Cos.

    E.I du Pont De Nemours & Co.,   Procter & Gamble Co. Inc.

    Eastman Kodak Co.               Sears, Roebuck & Co.

    Exxon Corp.                     The Travelers Corp.

    General Electric Co.            Union Carbide Corp.

    General Motors Corp.            United Technologies Corp.

    The Goodyear Tire & Rubber Co.  Wal-Mart Stores, Inc.

   The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, the Fund's investment adviser, The Hennessy Management Co. 2, L.P. or Edward J. Hennessy, Inc., the general partner to the investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein related thereto.

             The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

             The Fund's investment strategy is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly the Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since it will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However the Fund's diversification requirement may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally because of the requirements of the Investment Company Act of 1940 (the "Act"), the Fund will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time this requirement may preclude the Fund from effecting a purchase otherwise dictated by its investment strategy.

   Portfolio Turnover

             The Fund will generally hold securities for approximately one year irrespective of investment performance. Securities may be sold after being held less than one year to fund redemption requests. Consequently the Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, the Fund's portfolio turnover rate will generally not exceed 100%. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

             *Neil J. Hennessy -- Director, President and Treasurer. Mr. Hennessy, 42, has been President of Edward J. Hennessy, Incorporated ("Hennessy") since 1989. His address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

             *Brian A. Hennessy -- Director. Mr. Hennessy, 45, has been a self-employed dentist for more than ten years. His address is 912 Grand Avenue, San Rafael, CA 94901.

             Robert T. Doyle -- Director. Mr. Doyle, 50, is currently the Sheriff of Marin County, California and has been employed in the Marin County Sheriff's Office in various capacities since 1969. His address is 87 Washington Street, Novato, CA 94947.

             *Rodger D. Offenbach -- Director. Mr. Offenbach, 47, has been the owner of Rays Catering since 1974. His address is 919 Eastman Lane, Petaluma, CA 94952.

             J. Dennis DeSousa -- Director. Mr. DeSousa, 62, is a retired vice president of the California State Automobile Association. He currently is a private investor. His address is 682 Wilson Street, Novato, CA 94947.

             Teresa M. Nilsen -- Vice President and Secretary. Ms. Nilsen, 32, has been corporate secretary and financial officer of Hennessy since 1989. Her address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

   _________________________
             *Messrs. Neil Hennessy, Brian Hennessy and Offenbach are directors who are interested persons of the Corporation (as defined in the Act). Messrs. Neil Hennessy and Brian Hennessy are brothers. Ms. Nilsen, as an officer of the Corporation, is an interested person of the Corporation.

             The Corporation's standard method of compensating directors is for the Fund to pay each director who is not an interested person of the Corporation a fee of $250 for each meeting of the Board of Directors attended and, effective May 28, 1998, for the Hennessy Balanced Fund to pay each director who is not an interested person of the Corporation a fee of $350 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

             The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 1997:

                                            COMPENSATION TABLE
                                                                                           Total
                                                    Pension or         Estimated       Compensation
                               Aggregate       Retirement Benefits      Annual       from Corporation
                              Compensation      Accrued As Part of   Benefits Upon        Paid to
       Name of Person      from Corporation*      Fund Expenses       Retirement        Directors*

    Neil J. Hennessy               $0                  $0                 $0                $0

    Brian A. Hennessy              0                    0                  0                 0

    Robert T. Doyle              1,000                  0                  0               1,000

    Rodger D. Offenbach            0                    0                  0                 0

    J. Dennis DeSousa            1,000                  0                  0               1,000

   ________________________

   * During the fiscal year ended June 30, 1997, the Hennessy Balanced Fund was the only series of the Corporation.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             At June 30, 1998, the Adviser owned all of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Corporation.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Fund's Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is The Hennessy Management Co. 2, L.P., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by its general partner, Edward J. Hennessy, Incorporated, which is in turn controlled by Neil J. Hennessy. Mr. Offenbach and Mr. Hennessy are limited partners of the Adviser.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such percentage limitation was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Fund's Prospectus under the caption "WHO MANAGES THE FUND?", the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

             In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive from the Fund fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .0005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "HOW WE DETERMINE THE FUND'S SHARE PRICE?", the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle and DeSousa are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. Initially all payments under the Plan will be made to the Adviser who directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. The Adviser has entered into an agreement with Hennessy pursuant to which it will reimburse Hennessy for expenses actually incurred by Hennessy in distributing the Fund's shares. This agreement further provides that the Adviser will pay Hennessy an amount equal to $225 per hour, or such other rate as the Adviser and Hennessy may agree from time to time, for services provided by Neil J. Hennessy in his capacity as President of Hennessy related to the distribution of the Fund's shares. Neil J. Hennessy, the President and a director of the Corporation, is a limited partner of the Adviser as well as President and controlling shareholder of Hennessy, the general partner to the Adviser.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.
   If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Securities not listed on exchanges may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             The Adviser may allocate brokerage to Hennessy but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Under the Act, Hennessy is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Hennessy, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Hennessy is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Dividends from the Fund's net investment income, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of any such capital gain or loss generally will be dependent upon the investor's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 will serve as the independent accountants for the Fund. As such KPMG Peat Marwick LLP will perform an audit of the Fund's financial statements including consideration of the Fund's internal control structure.